                        OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

                             Supplement dated October 27, 2005
                         to the Prospectus dated September 21, 2005

This supplement amends the Prospectus dated September 21, 2005.

This Prospectus is revised as follows:

1.    In the section entitled "Are There Limitations On Frequent Purchases, Redemptions and
   Exchanges?"  the bullet point "Redemption of Shares" on page 40 is deleted in its entirety and replaced with the following:

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.

October 27, 2005                                            PS0195.001